Fees Summary	Feb. 25, 2026 USD ($)
Fees Summary [Line Items]
Previously Paid Amount	$ 0.00
Total Fee Amount	6,498.32
Total Transaction Valuation	47,055,185.00
Total Offset Amount	4,727.58
Net Fee	$ 1,770.74